[LOGO] FirstarFunds

                          Supplement dated May 5, 2000
                      to the Prospectus dated March 1, 2000

GOOD NEWS! Beginning on May 15, 2000, the MicroCap Fund will open and offer shares for purchase by new investors. Thereafter, the Fund intends to close itself to new investors at the adviser's discretion, based upon various factors, including assets under management and current investment opportunities. Although the adviser reserves the right to close the Fund to new investors at any time and at any asset level, it is currently anticipated that the Fund will close to new investors at any time after assets under management enter the range between $375 and $380 million. As of April 30, 2000 the Fund's assets under management totaled approximately $325 million.

Prior to May 15, 2000 B.C. Ziegler and Company may solicit purchase orders, including non-binding indications of interest prior to actual confirmation of orders. In order to purchase shares of the Fund on May 15, 2000 the Fund's transfer agent must receive a purchase order together with payment in good form on May 15, 2000 before 3:00 p.m. (Central time). Payment for the purchase of shares will not be accepted before May 15, 2000. For more information on share purchases, see "Investing with Firstar Funds" in the Fund's prospectus dated March 1, 2000.